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                                   EXHIBIT 21


               Subsidiaries of United Dominion Industries Limited

         Set forth below are the names of all subsidiaries of United Dominion Industries Limited ("UDIL"). The "level" of a company indicates its direct relationship to UDIL; i.e., a level 1 company is a direct subsidiary of UDIL; a level 2 company is a subsidiary of a level 1 company, and so on.

                                                                                Percentage
                                                                                Owned by
                                                             Jurisdiction       Immediate
Level         Subsidiary                                     of Incorporation   Parent
-----         ----------                                     ----------------   ----------

  1      AMCA International Canada Corporation.............      Canada           100
  1      177090 Canada Inc.................................      Canada           100
  1      Fenn Limited............ .........................      England          100
  1      Flair-Japan Kabushiki Kaisha......................      Japan             50
  1      Jemaco-Flair Corporation .........................      Korea             50
  1      Marley Cooling Tower International Limited........      Canada           100
  2        Beijing Marley Xingye Cooling Tower
           Company Ltd.....................................      China             51
  1      Pacific Investment Limited........................      B.W.I             50
  2        Flair-Japan Kabushiki Kaisha....................      Japan             50
  1      WCB Mexico, S.A. de C.V...........................      Mexico           100
  1      Serco Systems Limited ............................      Canada           100
  1      UD-RD Holding Company Limited.....................      England        81.25
  2        Bicotest Limited................................      England          100
  2        Ling Dynamic Systems Limited....................      England          100
  3           SRE Electronics Limited......................      England          100
  4             British Electronic Control Limited.........      England          100
  5               LDS Limited..............................      England          100
  5               Vibration Sales and Service Limited......      England          100
  3           Ling Dynamic Systems GmbH....................      Germany          100
  3           Ling Dynamic Systems, Inc....................      Connecticut      100
  3           Ling Dynamic Systems SARL....................      France            99
  2       Radiodetection Holdings Limited..................      England          100
  3          Radiodetection Limited........................      England          100
  4             Electrolocation Limited....................      England          100
  5               Radiodetection Corporation...............      New Jersey       100
  4             Direct Calibration Services Limited........      England          100
  4             Meltrace Limited...........................      England          100
  4             Radiodetection Overseas Limited............      England          100

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

                                                                                Percentage
                                                                                Owned by
                                                             Jurisdiction       Immediate
Level         Subsidiary                                     of Incorporation   Parent
-----         ----------                                     ----------------   ----------
  4             Radiodetection GmbH.........................     Germany          100
  4             Radiodetection China........................     China            100
  4             Radiodetection Japan .......................     Japan            100
  4             Radiodetection B.V..........................     Netherlands      100
  4             Radiodetection SARL.........................     France           100
  4             Radiodetection Srl.................... .....     Italy            100
  4             Radiodetection (Canada) Limited.............     Canada           100
  4             Radiodetection S.R.O........................     Czech Republic   100
  4             Radiodetection Pty Limited..................     S. Africa        100
  4             Radiodetection Sp z.o.o.....................     Poland           100
  4             Radiodetection S.L..........................     Spain            100
  4             Radiodetection SRL (Rom)....................     Romania          100
  4             Radiodetection Megamma Kft..................     Hungary           51
  4             Radiodetection Ukraine Limited..............     Ukraine          100
  1      U.D.I. Finance Limited.............................     Ireland          100
  2        U.D.I. SRL.......................................     Barbados         100
  1      U.D.I. Mauritius Limited...........................     Mauritius        100
  2        PuriFlair India Private Limited..................     India             76
  2        Varun Flair Filtration Private Limited...........     India             76
  1      FCD (Canada) Inc...................................     Canada           100
  1      United Dominion Holdings, Inc......................     Delaware         100
  2        Core Industries Inc..............................     Nevada           100
  3           Advanced Industrial Technologies, Inc.........     Michigan         100
  3           Air Gage Company..............................     Michigan         100
  3           CII Tustin, Inc. .............................     California       100
  4             Dynamic Acquisition Corporation.............     California       100
  3           CMB Industries, Inc. ..... ...................     Michigan         100
  3           United Dominiion Pte. Ltd.....................     Singapore        100
  3           Mueller Flow Technology, Inc..................     Michigan         100
  4             Blakeshall Mill Limited.....................     England          100
  4             FCD Europe Limited..........................     England          100
  3           Pasar, Inc....................................     Colorado         100
  3           Poly Craft, Inc...............................     Ohio             100
  3           Robcar Corporation............................     Indiana          100
  3           Sunflower Manufacturing Company, Inc..........     Kansas           100
  3           TIF Instruments, Inc..........................     Florida          100

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

                                                                                Percentage
                                                                                Owned by
                                                             Jurisdiction       Immediate
Level         Subsidiary                                     of Incorporation   Parent
-----         ----------                                     ----------------   ----------
  3           Universal Industrial Products Company........      Michigan         100
  3           Core ESI, Inc................................      Michigan         100
  3           Core Real Estate Holdings, Inc...............      Michigan         100
  3           Dynamic Instruments Acquisition Corp.........      Michigan         100
  3           Eglinton Co..................................      Michigan         100
  3           Feterl Manufacturing Company.................      South Dakota     100
  3           Flexstar, Inc................................      California       100
  3           Great Lakes Gauge Company....................      Michigan         100
  2        Marley Cooling Tower (Holdings) Limited.........      England          100
  3           Marley Davenport Limited............... .....      England         98.4
  4             Marley Cooling Tower Company UK Limited....      England          100
  5               Marley Cooling Tower Company
                  (France) SNC.............................      France             2
  3           United Dominion Industries (Italy) Srl.......      Italy            100
  4             Scam Cooling Towers SRL....................      Italy            100
  4             Cofimco SPA................................      Italy            100
  4             BON.FIN. SRL...............................      Italy            100
  5               Acquindustriali SRL......................      Italy            100
  4             SPIG International SPA.....................      Italy            100
  4             WCB Ice Cream Italy SRL....................      Italy            100
  2        United Dominion Industries, Inc.................      Delaware         100
  3           Kelley Company, Inc. ........................      Wisconsin        100
  4             Kelley Atlantic Limited....................      Canada           100
  4             Kelley Company FSC, Inc. ..................      Barbados         100
  3           Bran+Luebbe, (US) Inc........................      USA              100
  4             Bran+Luebbe Inc............................      USA              100
  4             Kelley (International) Limited.............      Gilbralter       100
  3           Maltex S.A. de CV............................      Mexico           100
  3           AMCA International Corporation...............      Delaware         100
  3           AMCA/Koehring Company........................      Delaware         100
  4             AMCA Brookfield International
                Sales Corporation..........................      Delaware         100
  5               AMCA International Finance
                  Corporation..............................      Delaware         100
  6                 AMCA International Finance
                   Corporation of Georgia..................      Delaware         100

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

                                                                                Percentage
                                                                                Owned by
                                                             Jurisdiction       Immediate
Level         Subsidiary                                     of Incorporation   Parent
-----         ----------                                     ----------------   ----------
  6               AMCA International Finance
                  Corporation of Texas......................     Delaware         100
  5             Arrendadora Korco, S.A. de C.V..............     Mexico            49
  5             BOMAG Holding, Inc..........................     Delaware         100
  6               Amprobe Test Measurement GmbH.............     Germany          100
  6               BOMAG ULM GmbH............................     Germany          100
  7                 BOMAG Unternehmensverwaltung GmbH ......     Germany          100
  8                   Bran+Luebbe AG........................     Frankfurt        100
  9                     Bran+Luebbe GmbH....................     Germany        49.84
  10                      Bran+Luebbe Int'l GmbH............     Germany          100
  11                        Bran+Luebbe SARL................     France           100
  11                        Bran+Luebbe S.L.................     Spain            100
  11                        Bran+Luebbe KK..................     Japan            100
  11                        Bran+Luebbe Pty. Ltd............     Australia        100
  11                        Bran+Luebbe B.V.................     Netherlands      100
  11                        Bran+Luebbe S.p.A...............     Italy            100
  11                        Bran+Luebbe Ltd.................     Singapore        100
  11                        Tomal AB........................     Sweden           100
  10                      Bran+Luebbe SA ...................     Brazil           100
  10                      Bran+ Luebbe .....................     Austria          100
  10                      Bran+Luebbe Anglo
                          American GmbH.....................     Germany          100
  11                        Bran+Luebbe Ltd.................     England          100
  10                      Bran+Luebbe Electronics
                          Verwaltungs GmbH..................     Germany          100
  11                        Bran+Luebbe Electronics
                            GmbH & Co. Kg...................     Germany          100
  11                        Bran+Luebbe GmbH................     Germany        50.16
  8                   BOMAG GmbH & Co. OHG..................     Germany           99
  9                     BOMAG (Canada) Inc..................     Canada            46
  9                     BOMAG Finance UK Limited............     England          100
  10                      UD-RD Holding Company Ltd.........     England        18.75
  9                     BOMAG S.A.F.........................     France           100
  9                     Nippon BOMAG Co., Ltd...............     Japan             10
  6               BOMAG (Canada), Inc.......................     Canada            54

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
                                                                                Percentage
                                                                                Owned by
                                                             Jurisdiction       Immediate
Level         Subsidiary                                     of Incorporation   Parent
-----         ----------                                     ----------------   ----------
  6                 BOMAG (Great Britain) Limited...........     England          100
  7                   BOMAG Kent (UK) Limited...............     UK               100
  6                 BOMAG Maschinenhandelsgesellschaft .....     Austria          100
  6                 Compaction America, Inc.................     Delaware         100
  6                 Flair Filter-und Trocknertechnik
                    GmbH....................................     Germany          100
  6                 GSE Scale System GmbH...................     Germany          100
  6                 Marley Kuhlturm GmbH....................     Germany          100
  5               BOMAG GmbH................................     Germany            1
  4             BOMAG UDI GmbH .............................     Germany          100
  5               BOMAG UDI GmbH & CO.......................     Germany            1
  3           AMCA/Monroe Holdings Corp.....................     Delaware         100
  4             The Litwin Corporation......................     Kansas           100
  4             Litwin Engineers & Constructors, Inc........     Rhode Island     100
  3           Amtel, Inc....................................     Rhode Island     100
  3           Cofimco USA, Inc..............................     Virginia         100
  3           Desa Industries Inc...........................     Delaware         100
  3           Flair Corporation.............................     Delaware         100
  4             The C.M. Kemp Manufacturing Company.........     Delaware         100
  4             Flair-New Castle, Inc.......................     Delaware         100
  5               Deltech B.V...............................     Netherlands      100
  6                 Flair Filtration & Drying B.V...........     Netherlands      100
  6                 Delair B.V. ............................     Netherlands      100
  5               Flair Limited.............................     United Kingdom  33.3
  4             Dollinger Corporation.......................     North Carolina   100
  5               Dollinger World Limited...................     Ireland          100
  5               Flair Filtration Products Inc.............     Canada             1
  6                 Dollinger Ireland Limited...............     Ireland          100
  4             The King Company............................     Minnesota        100
  4             Pneumatic Products Corporation..............     Delaware         100
  5               Flair Filtration Products Inc.............     Canada            99
  5               PPC Distribution Midwest, Inc.. ..........     Florida          100
  5               PPC Distribution Northeast, Inc...........     Florida          100
  5               Flair Limited.. ..........................     United Kingdom  66.6
  6                 Pneumatic Products Limited..............     England          100
  6                 Deltech Engineering Ltd.................     United Kingdom   100
  4             Tom Miller, Inc.............................     Michigan         100
  3           Lee Engineering Company, Inc..................     Rhode Island     100
  3           Lunaire Limited...............................     Pennsylvania     100
  3           LitSubs, Inc..................................     Delaware         100

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
                                                                                Percentage
                                                                                Owned by
                                                             Jurisdiction       Immediate
Level         Subsidiary                                     of Incorporation   Parent
-----         ----------                                     ----------------   ----------
  3           The Marley Company.. ..........................    Delaware         100
  4             PEL Inc. (formerly Engineers and
                Fabricators Co.).............................    Delaware         100
  4             The Marley Cooling Tower Company.............    Delaware         100
  5               Marley Canadian Inc........................    Canada           100
  5               Marley Cooling Tower Asia Pacific
                  Pte. Ltd...................  ..............    Singapore        100
  5               Marley Davenport ..........................                     1.6
  5               PT Jaya Marley Indonesia...................    Indonesia         40
  6                 Marley Water-Line SDN. BHD...............    Malaysia          51
  6                 Marley Cooling Tower Asia Pacific
                    SDN. BHD. (formerly Peaceage)............    Malaysia         100
  5               Marley Cooling Tower Company (Europe)
                  Limited....................................    England          100
  5               Marley Cooling Tower Company (France)
                  SNC........................................    France            98
  5               Marley Do Brazil Participacoes Ltda........    Brazil           100
  5               Marley Mexicana S.A. de C.V.... ...........    Mexico           100
  5               Marley Pan American Cooling Tower
                  Corporation................................    Delaware         100
  5               Marley Pellux Holdings Ltd.................    British
                                                                 Virgin Isles      67
  6                 Marley-Sinro Cooling Tower Company,
                    Ltd......................................    China          74.25
  5               Marley TEMCEL Australia Pty. Limited.......    Australia        100
  5               Recold, Inc................................    California       100
  5               XCEL Erectors, Inc.........................    Delaware         100
  4             Marley Pump Asia Pte Ltd.....................    Singapore        100
  4             Marley Pump Australia Pty. Ltd...............    Australia        100
  4             Marley Pump Europe B.V.......................    Holland          100
  5               AIA Comercial, S.A.........................    Spain             67
  4             The Marley-Wylain Company....................    Delaware         100
  5               Cormac Trustee Corp........................    Indiana          100
  3           PST, Inc.......................................    Delaware         100
  3           Dominion Building Products, Inc................    Texas            100

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
                                                                                Percentage
                                                                                Owned by
                                                             Jurisdiction       Immediate
Level         Subsidiary                                     of Incorporation   Parent
-----         ----------                                     ----------------   ----------
  3           Quantum Erectors, Inc.........................     North Carolina   100
  3           ROSS Holding, Inc.............................     Delaware         100
  3           RPM Constructors, Inc.........................     North Carolina   100
  3           Span International Limited....................     Bahamas          100
  3           TAPS, LLC.....................................     North Carolina    25
  3           U.D.I. Foreign Sales Corporation..............     Barbados         100
  3           Varco Pruden Realty, Inc......................     Georgia          100
  2        Marley Japan Kabushiki Kaisha ...................     Japan            100
  2        United Dominion Industries Spain, S.L............     Spain            100
  3           Torraval, S.A.................................     Spain            100
  1      WCB Ice Cream A/S..................................     Denmark          100

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